SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : March 25, 1998


                       Saxon Asset Securities Trust 1998-1
             Mortgage Loan Asset Backed Certificates, Series 1998-1

             (Exact name of registrant as specified in its charter)


     Virginia                         34-0-20552             52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                         This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

          On   March 25, 1998    distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 25, 1998 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1998-1,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1998-1



Date: April 8, 1998        By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         March 25, 1998                                 6

                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 25, 1998



                                                SAXON ASSET SECURITIES TRUST 1998-1
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1998-1
                                                  STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:           25-MAR-98                                                                                           PAGE # 1
RECORD DATE:          5-MAR-98
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Interest Certifi-   Applied
                 Original        Beginning                                 Carry    cates      Realized                Ending
                 Certificate     Certificate    Principal     Interest     Forward  Carryover  Loss     Total          Certificate
Class Cusip #    Balance         Balance       Distribution  Distribution  Amount   Amount     Amount   Distribution   Balance
------------------------------------------------------------------------------------------------------------------------------------

AF-1  805564AA9  118,609,000.00  118,609,000.00  3,485,642.69    641,477.01    -     N/A       N/A     4,127,119.70   115,123,357.31
AF-2  805564AB7   12,784,000.00   12,784,000.00   -               68,394.40    -     N/A       N/A        68,394.40    12,784,000.00
AF-3  805564AC5   74,108,000.00   74,108,000.00   -              398,330.50    -     N/A       N/A       398,330.50    74,108,000.00
AF-4  805564AD3   18,897,000.00   18,897,000.00   -              104,720.88    -     N/A       N/A       104,720.88    18,897,000.00
AF-5  805564AE1   34,303,000.00   34,303,000.00   -              203,531.13    -     N/A       N/A       203,531.13    34,303,000.00
AF-6  805564AF8   34,493,000.00   34,493,000.00   -              187,411.97    -     N/A       N/A       187,411.97    34,493,000.00
MF-1  805564AG6   20,696,000.00   20,696,000.00   -              121,589.00    -     N/A        -        121,589.00    20,696,000.00
MF-2  805564AH4   12,073,000.00   12,073,000.00   -               72,538.61    -     N/A        -         72,538.61    12,073,000.00
BF-1  805564AJ0   10,348,000.00   10,348,000.00   -               65,709.80    -     N/A        -         65,709.80    10,348,000.00
BF-2  805564AQ4    6,899,000.00    6,899,000.00   -               45,993.33    -     N/A        -         45,993.33     6,899,000.00
BF-3  805564AR2    1,725,000.00    1,725,000.00   -               12,362.50    -     N/A       0.00       12,362.51     1,725,000.00
AV-1  805564AK7   50,000,000.00   50,000,000.00    395,649.29    163,125.00    -      -        N/A       558,774.29    49,604,350.71
AV-2  805564AL5   64,127,000.00   64,127,000.00  1,084,946.38    209,570.60    -      -        N/A     1,294,516.98    63,042,053.62
MV-1  805564AM3   10,567,000.00   10,567,000.00   -               35,737.01    -      -         -         35,737.01    10,567,000.00
MV-2  805564AN1    8,454,000.00    8,454,000.00   -               29,530.29    -      -         -         29,530.29     8,454,000.00
BV-1  805564AP6    4,227,000.00    4,227,000.00   -               15,939.31    -      -         -         15,939.31     4,227,000.00
BV-2  805564AS0    2,818,000.00    2,818,000.00   -               14,383.54    -      -         -         14,383.54     2,818,000.00
BV-3  805564AT8      705,000.00      705,000.00   -                2,780.83    -      -         -          2,780.83       705,000.00
C        N/A        N/A             N/A           N/A            805,261.76   N/A    N/A       N/A       805,261.76     N/A
R        N/A        N/A             N/A           N/A            441,992.31   N/A    N/A       N/A       441,992.31     N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTALS           485,833,000.00  485,833,000.00  4,966,238.36  3,640,379.78    -      -       0.00     8,606,618.15   480,866,761.64
------------------------------------------------------------------------------------------------------------------------------------

Grp I            344,935,000.00  344,935,000.00  3,485,642.69  1,922,059.13                            5,407,701.83   341,449,357.31
Grp II           140,898,000.00  140,898,000.00  1,480,595.67    471,066.58                            1,951,662.25   139,417,404.33


-------------------------------
LIBOR RATE            5.68750%
-------------------------------

Factor Information Per $1,000 of the Original Balance   Pass Through Rate

-----------------------------------------------------------------------------------------------------------
                  Principal       Interest       Interest     Certificates     End Prin      Current
Class   Cusip #  Distribution   Distribution  Carry Forward     Carryover      Balance    Pass Through Rate
-----------------------------------------------------------------------------------------------------------

AF-1  805564AA9   29.38767454    5.40833335     0.0000000      N/A              970.6123255   6.4900%
AF-2  805564AB7   -              5.35000000     0.0000000      N/A             1000.0000000   6.4200%
AF-3  805564AC5   -              5.37500000     0.0000000      N/A             1000.0000000   6.4500%
AF-4  805564AD3   -              5.54166693     0.0000000      N/A             1000.0000000   6.6500%
AF-5  805564AE1   -              5.93333324     0.0000000      N/A             1000.0000000   7.1200%
AF-6  805564AF8   -              5.43333343     0.0000000      N/A             1000.0000000   6.5200%
MF-1  805564AG6   -              5.87500000     0.0000000      N/A             1000.0000000   7.0500%
MF-2  805564AH4   -              6.00833347     0.0000000      N/A             1000.0000000   7.2100%
BF-1  805564AJ0   -              6.35000000     0.0000000      N/A             1000.0000000   7.6200%
BF-2  805564AQ4   -              6.66666618     0.0000000      N/A             1000.0000000   8.0000%
BF-3  805564AR2   -              7.16666667     0.0000000      N/A             1000.0000000   8.6000%
AV-1  805564AK7    7.91298580    3.26250000     0.0000000      0.0000000        992.0870142   5.8725%
AV-2  805564AL5   16.91871411    3.26805558     0.0000000      0.0000000        983.0812859   5.8825%
MV-1  805564AM3   -              3.38194473     0.0000000      0.0000000       1000.0000000   6.0875%
MV-2  805564AN1   -              3.49305536     0.0000000      0.0000000       1000.0000000   6.2875%
BV-1  805564AP6   -              3.77083274     0.0000000      0.0000000       1000.0000000   6.7875%
BV-2  805564AS0   -              5.10416608     0.0000000      0.0000000       1000.0000000   9.1875%
BV-3  805564AT8   -              3.94443972     0.0000000      0.0000000       1000.0000000   7.1000%

If there are any questions or comments, please contact the Relationship Manager listed below

                     ---------------------------------------
                                  Mary Jo Davis
                                 Houston, Texas
                                 (713) 216-4756
                     ---------------------------------------

                               CHASE BANK OF TEXAS
                                 MASTER SERVICER

                                       -6-


                                              SAXON ASSET SECURITIES TRUST 1998-1
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1998-1
                                                STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:        25-MAR-98                                                                                   PAGE #    2
RECORD DATE:       5-MAR-98

                                                                                                    Group I         Group II
                                                                                                  ---------------------------------

Sec.3.04(a)(i)(c)   Aggregate Scheduled Principal Balance                                         341,449,357.30    139,417,559.83
                    Prepayment Amount                                                               3,253,698.81      1,409,094.00
                    Substitution Shortfalls Amount                                                         -                 -
                    Repurchase Amounts                                                                     -                 -
                    Other Recoveries                                                                       -                 -
                    Extra Principal Distribution Amount                                                    -                 -
                    Applied Realized Loss Amount                                                           -                 -
                    Unpaid Realized Loss Amount                                                            -                 -
                                                                                                  ---------------------------------
Sec.3.04(a)(ii)     Group I Net Rate                                                                                     9.48812%
                    Group II Net Rate                                                                                    8.94763%

Sec.3.04(a)(iii)    The Largest Mortgage Loan Balance Outstanding in Group I                                          669,226.25
                    The Largest Mortgage Loan Balance Outstanding in Group II                                         973,511.31

                                                                                                    Group I         Group II
                                                                                                 ----------------------------------
Sec.3.04(a)(iv)      Servicing Fees                                                                  146,647.50         58,707.61
                     Master Servicing Fees                                                             8,623.36          3,522.45
                                                                                                 ----------------------------------

Sec. 3.04 (b)       The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)            as of the Close of Business as of the end of the Related Prepayment Period


                                                     Group I                                 Group II
                    ----------------------------------------------------------------------------------------------------
                    Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                    ----------------------------------------------------------------------------------------------------
                    30-59 Days   122       2.81887%        9,625,027.27       48        3.20636%      4,470,230.62
                    60-89 Days    13       0.22720%          775,778.87        6        0.35860%       499,953.54
                    90+ Days       -       0.00000%                -           2        0.11561%       161,180.41
                    ----------------------------------------------------------------------------------------------------

                                                                                                   Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)        Number of Mortgage Loans in Foreclosure Proceedings                              1                 -
(iii)               Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                         Proceedings                                                               112,178.70          -
                    Number of Mortgage Loans in Foreclosure in Prior Month                           -                  -
                    Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                         Prior Month                                                                 -                  -
                                                                                                -----------------------------------


                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(iv)    Number of Mortgagors in Bankruptcy Proceedings                                     3                  1
                    Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings    249,736.80       100,174.12
                                                                                                -----------------------------------

                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(v)     Number of REO Preperties in the Prepayment Period                                -                  -
                    Aggregate book value of REO Preperties                                           -                  -
                                                                                                -----------------------------------

                                                                                   Servicer       Group I         Group II
                                                                                ---------------------------------------------------
Sec. 3.04 (b)(vi)   Number of 60+ Day Delinquent Loans                           Meritech          14                8
                                                                                 Ameriquest        N/A              -
                                                                                ---------------------------------------------------
                    Amount by Principal Balance of 60+ Day Delinquent Loans      Meritech          249,736.80    100,174.12
                                                                                 Ameriquest        N/A              -
                                                                                ---------------------------------------------------

                             CHASE BANK OF TEXAS
                                MASTER SERVICER

                                      -7-